                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 31, 1995




                             Sequoia Systems, Inc.
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)



        0-18238                                                  04-2738973
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(Commission File Number)                                    (I.R.S. Employer
                                                             Identification No.)


     400 Nickerson Road
     Southborough, Massachusetts                                     01772
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(Address of Principal Executive Offices)                           (Zip Code)



                                (508) 480-0800
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


                                  Page 1 of 5 Pages
                             Exhibit Index is on Page 5
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Item 2.  Acquisition or Disposition of Assets

     Sequoia Systems, Inc., a Delaware corporation ("Sequoia" or the "Registrant"), has completed a transaction with SPCO, Inc., a Delaware corporation ("SPCO"), and Keystone International, Inc., a Texas corporation ("Keystone"), pursuant to a Merger and Stock Purchase Agreement, dated as of November 9, 1994, as amended, among Sequoia, Sequoia Acquisition Corporation, SPCO and Keystone (the "Merger Agreement"). Pursuant to the Merger Agreement:
(i) SPCO merged with a wholly-owned subsidiary of Sequoia and was the surviving corporation following such merger (the "Merger"), and (ii) Keystone exchanged all of the shares of Texas Microsystems, Inc. ("TMI") and Texas Micro Electronics, Inc. ("TME"), each a Delaware corporation and a majority-owned subsidiary of SPCO, it owned in exchange for an aggregate of 752,351 shares of Sequoia (the "Stock Purchase") (the Merger and the Stock Purchase, collectively, the "Transaction"). Sequoia intends to continue the business of each of SPCO, TMI and TME substantially in the same manner conducted by such corporations immediately prior to the Transaction.

     Following the Merger, SPCO became a wholly-owned subsidiary of Sequoia. Following the Stock Purchase, TMI and TME became indirect, wholly-owned subsidiaries of Sequoia. The Transaction will be recorded as a pooling of interests for accounting purposes.

     As part of the Transaction, Sequoia elected (i) J. Michael Stewart, a former director, officer and principal stockholder of SPCO, and (ii) a designee of W. Wayne Patterson, also a director, officer and principal stockholder of SPCO, to the Board of Directors of Sequoia.

     The Transaction was consummated on March 31, 1995 by the exchange of (i) .5015674 share of common stock of Sequoia, $.40 par value per share ("Sequoia Common Stock"), for each outstanding share of common stock of SPCO, $.01 par value per share, (ii) an aggregate of 752,351 shares of Sequoia Common Stock for each share of common stock of TMI and TME held by Keystone, and (iii) an aggregate of 72,944 shares of Sequoia Common Stock in exchange for all unvested options to acquire shares of common stock of TMI held by certain emplyees of TMI. The former stockholders of SPCO and Keystone are entitled to receive 90% of the shares of Sequoia Common Stock issued in the Transaction immediately. The remaining 10% of such shares have been placed in escrow (the "Escrow Account") to secure the indemnification obligations of the former stockholders of SPCO and Keystone. One half of the Escrow Account then held in escrow will be released from escrow on November 9, 1995, subject to claims for indemnification made on the Escrow Account. The remaining 50% of the Escrow Account then held will be released on the expiration date of the last applicable statute of limitations with respect to certain tax matters associated with the Transaction, subject to claims for indemnification made on the Escrow Account.


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     Sequoia issued an aggregate of 5,272,944 shares of Sequoia Common Stock in the Transaction, or approximately 53.4% of the outstanding Sequoia Common Stock immediately prior to the consummation of the Transaction, pursuant to Amendment No. 1 to Sequoia's Registration Statement on Form S-4/A (File No. 33-54777) (the "Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), filed with the Securities and Exchange Commission on February 24, 1995. All former stockholders of SPCO were affiliates of SPCO immediately prior to the Merger and, therefore, may resell the shares of Sequoia Common Stock received in the Merger, unless registered under the Act, only pursuant to the volume limitations and manner of sale restrictions contained in Rule 145 promulgated under the Act until Sequoia has published financial results covering at least 30 days of combined operations of Sequoia and SPCO.

     Pursuant to the Merger Agreement, Sequoia is obligated to register the shares of Sequoia Common Stock issued in the Transaction under the Act. Sequoia intends to accomplish this registration by preparing one or more Registration Statements on Form S-3 (each a "Resale Registration Statement") to be filed with the Securities and Exchange Commission within one year of the closing of the Transaction. Sequoia is obligated to maintain the effectiveness of a Resale Registration Statement until 45 days from the date of effectiveness of such Resale Registration Statement. During the effectiveness of a Resale Registration Statement, it is expected that the former stockholders of SPCO will be able to sell shares of Sequoia Common Stock received in the Merger without regard to the restrictions of Rules 144 or 145. Sequoia is entitled to postpone or interrupt the effectiveness of a Resale Registration Statement for a reasonable amount of time in the event that such effectiveness would cause a premature announcement of any material corporate transaction or development involving Sequoia which announcement would be materially detrimental to Sequoia or its stockholders. Sequoia has agreed to indemnify each recipient of Sequoia Common Stock in the Transaction and his or her brokers and agents against losses arising from untrue statements of material fact contained in a Resale Registration Statement, the associated prospectus or other related documents.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of business acquired:

     Financial statements of SPCO are hereby incorporated by reference from pages F-10 to F-22 of the Registration Statement.

     (b)  Pro forma financial information:

     Pro forma financial information concerning Sequoia and SPCO is hereby incorporated by reference from pages F-1 to F-9 of the Registration Statement.


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     (c)  Exhibits.

     See Exhibit Index attached hereto.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SEQUOIA SYSTEMS, INC.



                                       By:/s/ Richard B. Goldman
                                          ---------------------------
                                          Richard B. Goldman,
                                          Vice President, Finance and
                                          Chief Financial Officer

Date:  April 13, 1995


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                        Exhibit Index
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Exhibit                                                Page No.
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2.1*      Merger Agreement and Stock Purchase
          Agreement, dated as of November 9, 1994, among the Registrant, Sequoia Acquisition
          Corporation, SPCO, Inc. and Keystone
          International, Inc. (the "Merger
          Agreement").

2.2** Amendment No. 1 to the Merger Agreement, dated as of February 7, 1995.

2.3*** Amendment No. 2 to the Merger Agreement, dated as of February 23, 1995.

_______________


* Incorporated by reference from Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (File No. 33-
54777), filed with the Securities and Exchange Commission on February 21, 1995.

**   Incorporated by reference from Exhibit 2.2 to the
Registrant's Registration Statement on Form S-4 (File No. 33-
54777), filed with the Securities and Exchange Commission on February 21, 1995.

*** Incorporated by reference from Exhibit 2.3 to the Registrant's Registration Statement on Form S-4/A (File No. 33-
54777), filed with the Securities and Exchange Commission on February 24, 1995.


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